UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2017

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane Orrville, Ohio	44667-0280
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The J. M. Smucker Company (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) on August 16, 2017, in Cleveland, Ohio, pursuant to the Notice of the 2017 Annual Meeting of Shareholders and the Proxy Statement sent on or about June 30, 2017 to all shareholders of record at the close of business on June 19, 2017. At the Meeting 100,787,990 shares were represented in person or by proxy, which constituted a quorum. The final results for each of the matters submitted to a vote of the shareholders at the Meeting are set forth below.

1.	The shareholders elected the following thirteen Directors to each serve a one-year term expiring at the 2018 Annual Meeting of Shareholders. The votes on this proposal were as follows:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Kathryn W. Dindo	76,575,988	9,329,710	162,593	14,719,699
Paul J. Dolan	82,653,814	3,253,101	161,376	14,719,699
Jay L. Henderson	84,733,200	1,131,907	203,184	14,719,699
Nancy Lopez Knight	82,757,638	3,137,768	172,885	14,719,699
Elizabeth Valk Long	77,613,209	8,274,025	181,057	14,719,699
Gary A. Oatey	82,072,926	3,821,399	173,966	14,719,699
Kirk L. Perry	85,330,558	539,991	197,742	14,719,699
Sandra Pianalto	83,188,602	2,712,246	167,443	14,719,699
Alex Shumate	83,630,218	2,250,004	188,069	14,719,699
Mark T. Smucker	83,037,909	2,899,550	130,832	14,719,699
Richard K. Smucker	82,513,817	3,226,124	328,350	14,719,699
Timothy P. Smucker	82,297,207	3,641,324	129,760	14,719,699
Dawn C. Willoughby	85,300,604	583,893	183,794	14,719,699

2.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2018. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
97,344,333	3,273,702	169,955	0

3.	The shareholders approved, on an advisory basis, the Company’s executive compensation, as disclosed in the Company’s Proxy Statement. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
80,136,244	2,988,961	2,943,086	14,719,699

4.	The shareholders approved, on an advisory basis, the preferred frequency of one year for future advisory votes on the Company’s executive compensation. The votes on this proposal were as follows:

Number of Votes
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
75,661,446	220,919	9,920,871	265,055	14,719,699

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Company has decided that it will hold an advisory shareholder vote on the Company’s executive compensation each year until the next required advisory vote on the frequency of an executive compensation vote, which will occur no later than the Company’s 2023 Annual Meeting of Shareholders.

5.	The shareholders did not approve the shareholder proposal requesting that the Company issue a renewable energy sourcing and/or production report. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
22,524,470	59,432,863	4,110,958	14,719,699

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Senior Vice President, General Counsel and Secretary

Date: August 18, 2017